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                                                                  Exhibit 1(a)

                          FUND AMERICAN COMPANIES, INC.
                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
                             UNDERWRITING AGREEMENT

                                                                  May 14, 2003

To the Representatives
   named in Schedule I
   hereto of the Under-
   writers named in
   Schedule II hereto

Ladies and Gentlemen:

         Fund American Companies, Inc., a company organized under the laws of the State of Delaware (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "UNDERWRITERS"), for whom you (the "REPRESENTATIVES") are acting as representatives, the principal amount of the securities identified in Schedule I hereto (the "SECURITIES"), to be issued under an Indenture dated as of May 19, 2003 (the "ORIGINAL INDENTURE"), between the Company, White Mountains Insurance Group, Ltd., a company existing under the laws of Bermuda, as guarantor (the "PARENT"), and Bank One, National Association, as trustee (the "TRUSTEE"), as supplemented by the First Supplemental Indenture, dated as of May 19, 2003 (the "SUPPLEMENTAL INDENTURE" and, together with the Original Indenture, as so supplemented, the "INDENTURE"). The Securities will be guaranteed on an unsecured senior basis by guarantees ("GUARANTEES") of the Parent. If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms. To the extent there are no additional Underwriters listed on Schedule II other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final


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Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

     1. REPRESENTATIONS AND WARRANTIES. The Company and the Parent, jointly and severally, represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in Section 16 hereof.

         (a) The Parent and the Company meet the requirements for the use of Form S-3 under the Act and have filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities, and such registration statement has become effective under the Act. The Parent may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Parent will next file with the Commission the Final Prospectus relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4). The Parent has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Final Prospectus. As filed, such final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company or the Parent has advised you, prior to the Execution Time, will be included or made therein. The Commission has not issued any order preventing or suspending the use of the Basic Prospectus, any Preliminary Final Prospectus or the Registration Statement.

         (b) On the Effective Date, the Registration Statement did, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any amendment or supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the


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     Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each document filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Final Prospectus, when read in conjunction with all such documents, did not contain or will not contain when so filed any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and complied or will comply when so filed in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder; PROVIDED, HOWEVER, that the Company and the Parent make no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company or the Parent by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

         (c) PricewaterhouseCoopers LLP, whose reports are included or incorporated by reference in the Basic Prospectus, Preliminary Final Prospectus and Final Prospectus, are independent certified public accountants with respect to the Parent and its subsidiaries and CGU Corporation and its subsidiaries, within the meaning of the Act and the rules and regulations adopted by the Commission thereunder. PricewaterhouseCoopers, whose reports are included or incorporated by reference in the Basic Prospectus, Preliminary Final Prospectus and Final Prospectus, are independent certified public accountants with respect to Montpelier Re Holdings Ltd. ("Montpelier"), within the meaning of the Act and the rules and regulations adopted by the Commission thereunder. The financial statements of the Parent and its subsidiaries, CGU Corporation and its subsidiaries and Montpelier(including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated


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     and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and conform in all material respects with the rules and regulations adopted by the Commission under the Act, except as otherwise noted therein; and the supporting schedules included or incorporated by reference in the Registration Statement, Basic Prospectus, Preliminary Final Prospectus and Final Prospectus present fairly in all material respects the information required to be stated therein. The PRO FORMA condensed combined financial information included or incorporated by reference in the Basic Prospectus, Preliminary Final Prospectus and Final Prospectus (i) is presented fairly in all material respects, (ii) has been prepared in accordance with the rules and regulations under the Act with respect to pro forma statements and (iii) has been properly compiled on the bases described therein, and the assumptions used in the preparation of the pro forma consolidated financial information included or incorporated by reference in the Final Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

         (d) Each of the Company, the Parent and each of the subsidiaries of the Company listed on Schedule III hereto (the "DESIGNATED SUBSIDIARIES") has been duly organized or formed and is validly existing in good standing under the laws of the jurisdiction of its organization or formation, with full power and authority to own, lease and operate its properties and conduct its business and to enter into and perform its obligations under this Agreement and the Indenture; and each of the Company, the Parent and Designated Subsidiaries is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned, leased or operated by it make such qualification necessary, except where the failure to so qualify would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company or the Parent and their respective subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT"). The Designated Subsidiaries, on an unconsolidated basis, for the year ended on December 31, 2002 accounted for in the aggregate at least 90% of the premiums earned (calculated in accordance with statutory accounting principles) by the Parent and its consolidated subsidiaries in each of its property and casualty insurance business (exclusive of the reinsurance business) and its reinsurance business.

         (e) The capitalization of the Parent as of December 31, 2002 is as set forth in the Final Prospectus. All of the outstanding shares of capital stock of the Parent, the Company and each Designated Subsidiary


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     of the Company or the Parent that is a corporation have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in the Final Prospectus, all of the outstanding shares of capital stock, partnership interests or other ownership interests of each Designated Subsidiary of the Company or the Parent are owned directly or indirectly by the Company or the Parent, as the case may be, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer, preemptive rights or any other claim of any third party.

         (f) Except as described in or contemplated by the Registration Statement and the Final Prospectus, (i) there has not been any event or development that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, from the respective dates as of which information is given in the Final Prospectus and (ii) since such dates, there has not been any material increase in the long-term debt or, to the knowledge of the Company and Parent after due inquiry, loss and loss adjustment expense reserves (net of applicable reinsurance recoverables) for accident periods ending on or prior to December 31, 2002 of the Company and Parent and their respective consolidated subsidiaries.

         (g) None of (i) the execution or delivery hereof by the Company and the Parent, (ii) the consummation of the transactions contemplated hereby,
     (iii) the execution and delivery of the Indenture and the Securities by the Company and the Parent or (iv) compliance by the Company and the Parent with all of the provisions of this Agreement, the Indenture and the Securities, will result in a breach or violation of, or constitute a default under, the certificate of incorporation, memorandum of association, by-laws, partnership agreement or other governing documents of the Company, the Parent or any of their Designated Subsidiaries, or (B) will result in a breach or violation of, or constitute a default under, any agreement, indenture or other instrument to which the Company, the Parent or any of the Designated Subsidiaries is a party or by which any of them is bound, or to which any of their properties is subject, or (C) will result in a violation of any law, rule, administrative regulation or decree of any court, or any governmental agency or body having jurisdiction over the Company, the Parent, Designated Subsidiaries or any of their respective properties, or (D) will result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company, the Parent or any Designated Subsidiaries except (other than with respect to (A) above), as would not have, individually or in the aggregate, a Material Adverse Effect. Except for permits, consents, approvals and similar authorizations required under the securities or "Blue Sky" laws of certain jurisdictions, and except for such permits, consents,


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     approvals and authorizations which have been obtained, no permit, consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by this Agreement, the Indenture and the Securities.

         (h) This Agreement has been duly authorized, executed and delivered by the Company and the Parent.

         (i) None of the Company, the Parent or any of their respective Designated Subsidiaries (i) is in violation of its certificate of incorporation or by laws or other governing documents, (ii) is in default and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any agreement, indenture or other instrument to which it is a party or by which it is bound or to which any of its properties is subject, except for any such defaults that would not, individually or in the aggregate, have a Material Adverse Effect, or
     (iii) is in violation of any insurance law or insurance regulation to which it or its property may be subject, except for any such violations that would not, individually or in the aggregate, have a Material Adverse Effect.

         (j) The Indenture has been duly and validly authorized, executed and delivered by the Company and the Parent and is a valid and binding agreement of the Company and the Parent, enforceable against the Company and the Parent in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization, liquidation, moratorium or similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Indenture (i) has been duly qualified under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), (ii) complies as to form with the requirements of the Trust Indenture Act and (iii) conforms to the description thereof in the Registration Statement and the Final Prospectus.

         (k) The Securities have been duly and validly authorized by the Company for issuance and sale to the Underwriters pursuant to this Agreement and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as


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     enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization, liquidation, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law), and the Securities conform, or will conform in all material respects, to the description thereof in the Registration Statement and the Final Prospectus. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights, other than those which have been duly waived or satisfied, for or relating to the registration of any securities of the Company or the Parent.

         (l) The issuance and delivery of the Guarantees have been duly authorized by all necessary corporate action of the Parent, and upon their issuance by the Parent, will constitute the valid and binding obligations of the Parent entitled to the benefits of the Indenture and enforceable against the Parent in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization, liquidation, moratorium or other similar laws affecting the rights and remedies of creditors generally and except as may be subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         (m) There are no contracts or other documents which are required to be described in the Final Prospectus or filed as exhibits to the Registration Statement or the documents incorporated by reference therein by the Act or the Exchange Act, as the case may be, which have not been described in the Final Prospectus or filed as exhibits to the Registration Statement or the documents incorporated by reference therein as permitted by the Act or Exchange Act, as the case may be.

         (n) There is no litigation or governmental proceeding to which the Company, the Parent or any of their respective subsidiaries is a party or to which any property of the Company, the Parent or any of their respective subsidiaries is subject or which is pending or, to the knowledge of the Company or the Parent, threatened against the Company, the Parent or any of their respective subsidiaries that could reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect or which is required to be disclosed in the Final Prospectus and is not disclosed.

         (o) Each of the Company, the Parent and their respective subsidiaries has (i) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations


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     and filings with, all federal, state and local governmental authorities
     (including, without limitation, from the insurance regulatory agencies of the various jurisdictions where it conducts business) and all courts and other governmental tribunals (each, an "AUTHORIZATION") necessary to engage in the business currently conducted by it in the manner described in the Final Prospectus, except where failure to hold such Authorizations would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (ii) fulfilled and performed all obligations necessary to maintain each authorization and (iii) no knowledge of any threatened action, suit or proceeding or investigation that would reasonably be expected to result in the revocation, termination or suspension of any Authorization, the revocation, termination or suspension of which would reasonably be expected to have a Material Adverse Effect. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all such Authorizations are valid and in full force and effect and the Company, the Parent and their respective subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. No insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any subsidiary of the Company or the Parent to its parent, other than any such orders or decrees the issuance of which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         (p) The 2002 statutory annual statements of each Designated Subsidiary which is a regulated insurance subsidiary of the Company and the Parent and the statutory balance sheets and income statements included in such statutory annual statements together with related schedules and notes, have been prepared, in all material respects, in conformity with statutory accounting principles or practices required or permitted by the appropriate insurance regulator of the jurisdiction of domicile of each such subsidiary, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto, and present fairly, in all material respects, the statutory financial position of the such insurance subsidiaries as of the dates thereof, and the statutory basis results of operations of the such insurance subsidiaries for the periods covered thereby.

         (q) The Company, the Parent and their respective insurance subsidiaries have made no material changes in their insurance reserving practices since December 31, 2002, except where such change in such


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     insurance reserving practices would not reasonably be expected to have a
     Material Adverse Effect.

         (r) The Company and the Parent are not aware of any threatened or pending downgrading of any Designated Subsidiary's claims-paying ability or financial strength rating or in the rating accorded any of the Company's, the Parent's or any Designated Subsidiary's securities by A.M. Best Company, Inc. or any other "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

         (s) None of the Company, the Parent or any of their respective subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 ACT"), and subject to regulation as an "investment company" under the 1940 Act.

         (t) There are no Bermuda stamp duty, transfer or similar taxes payable in respect of this Agreement and the Indenture (together, the "Guarantee Agreements"). The Guarantee Agreements are not subject to ad valorem stamp duty in Bermuda, and no registration, documentary, recording, transfer or other similar tax, fee or charge by any Bermuda government authority is payable in connection with the execution, delivery, filing, registration or performance of the Guarantee Agreements.

         (u) There is no capital gains, income or other tax of Bermuda imposed by withholding or otherwise on any payment to be made to or by the Parent pursuant to the Guarantee Agreements.

         (v) Any certificate signed by any officer of the Company or the Parent and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed solely to be a representation and warranty by the Company or the Parent, as applicable, as to matters covered thereby, to each Underwriter.

     2. PURCHASE AND SALE. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in
Schedule I hereto the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto.

     3. DELIVERY AND PAYMENT. Delivery of and payment for the Securities shall be made on the date and at the time specified in Schedule I hereto (or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate), which date and time may be postponed by


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agreement between the Representatives and the Company or as provided in Section
8 hereof (such date and time of delivery and payment for the Securities being herein called the "CLOSING DATE"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same day funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct. Time shall be of the essence, and delivery of the Securities at the time and place specified in this Agreement is a further condition to the obligations of each Underwriter hereunder.

     4. AGREEMENTS. Each of the Company and the Parent agrees with the several Underwriters that:

         (a) Prior to the termination of the offering of the Securities, neither the Parent nor the Company will file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless either the Parent or the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object in writing. Subject to the foregoing sentence, the Parent and the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Parent and the Company will promptly advise the Representatives (i) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (ii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or of any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Parent or the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Each of the Parent and the Company will use its reasonable


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     efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

         (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Parent and the Company promptly will (i) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement, or, if appropriate, a filing under the Exchange Act, which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

         (c) As soon as practicable, the Parent will make generally available to its security holders and to the Representatives an earnings statement or statements of the Parent and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

         (d) The Parent and the Company will furnish to the Representatives and counsel for the Underwriters, without charge, such number of conformed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an underwriter or a dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Parent and the Company will pay the expenses of printing or other production of all documents relating to the offering.

         (e) The Parent and the Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities, will arrange for the determination of the legality of the Securities for purchase by institutional investors and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering, provided that neither the Parent nor the Company will be required to file a consent to service of process in any state in which it is not qualified or for which consent has not been given.


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         (f) Until the business date set forth on Schedule I hereto, neither the
     Parent nor the Company will, without the consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company, the Parent or any affiliate thereof or any person in privity with the Company, the Parent or any affiliate thereof) directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company or the Parent (other than the Securities).

         (g) The Company shall apply the net proceeds from the sale of the Securities as set forth in the Final Prospectus.

         (h) Whether or not this Agreement is terminated or the sale of the Securities to the Underwriters is consummated, the Company and the Parent shall, jointly and severally, pay or cause to be paid (i) all fees and expenses (including, without limitation, all registration and filing fees and fees and expenses of the Company's or the Parent's accountants but excluding fees and expenses of counsel for the Underwriters) incurred in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), the Basic Prospectus, the Preliminary Final Prospectus, the Final Prospectus, the Indenture, the Statement of Eligibility and Qualification of the Trustee on Form T-1 filed with the Commission and any amendments or supplements of the foregoing and any documents incorporated by reference into any of the foregoing and the copying, delivery and shipping of this Agreement and Blue Sky Memoranda,
     (ii) all fees and expenses incurred in connection with the preparation and delivery to the Underwriters of the Securities (including the cost of printing the Securities), (iii) all filing fees and fees and disbursements of counsel to the Underwriters incurred in connection with the qualification of the Securities under state securities or Blue Sky laws,
     (iv) any fees required to be paid to rating agencies incurred in connection with the rating of the Securities, (v) the fees, costs and charges of the Trustee, including the fees and disbursements of counsel for the Trustee, and (vi) all other costs and expenses incident to the performance of its obligations hereunder for which provision is not otherwise made in this Section. It is understood, however, that, except as provided in this Section, Section 6 and Section 7 hereof, the Underwriters shall pay the fees of their counsel.

     5. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and the Parent contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company and the Parent made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Parent of their respective obligations hereunder and to the following additional conditions:

         (a) If filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for any such purpose shall have been instituted or threatened; and any request of the Commission for additional information (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been disclosed to the Representatives and complied with in all material respects.

         (b) The Company and the Parent shall have furnished to the Representatives the opinion of Cravath, Swaine & Moore LLP, counsel for the Company and the Parent, and Conyers, Dill & Pearman, Bermuda counsel for the Parent, each dated the Closing Date, substantially in the form attached hereto as Exhibits A and B, respectively, and a 10b-5 statement from Cravath, Swaine & Moore LLP, substantially in the form of Exhibit C.

         (c) The Representatives shall have received on the Closing Date an opinion of Robert Seelig, General Counsel for the Parent, dated the Closing Date, substantially in the form of Exhibit D.

         (d) The Representatives shall have received on the Closing Date an opinion of Roger M. Singer, General Counsel for OneBeacon Insurance Company, dated the Closing Date, substantially in the form of Exhibit E.

         (e) The Representatives shall have received on the Closing Date an opinion of Donald A. Emeigh, General Counsel for Folksamerica Holding Company, Inc., dated the Closing Date, substantially in the form of Exhibit F.

         (f) The Representatives shall have received from Davis Polk & Wardwell, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and the Parent shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (g) Each of the Company and the Parent shall have furnished to the Representatives a certificate of the Company or the Parent, as applicable, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company or the Parent, as applicable, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplements to the Final Prospectus and this Agreement and that:

              (i) the representations and warranties of the Company or the Parent, as applicable, in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company or the Parent, as applicable, has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

              (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge or the Parent's knowledge, as applicable, threatened;

              (iii) since the dates as of which information is given in the Final Prospectus (exclusive of any supplement thereto), there has not been any event or development that has had or would reasonably be expected to have a material adverse effect on the financial condition, results of operation, business or property of the Company or the Parent and their respective subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto); and

              (iv) since the Effective Date there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or the Final Prospectus which has not been so set forth.

         (h) At the Execution Time PricewaterhouseCoopers LLP shall have furnished to the Representatives letters (which may refer to letters previously delivered to one or more of the Representatives) containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Final Prospectus (including the documents incorporated by reference therein), dated as of the Execution Time, in form and substance satisfactory to the Representatives.

         In addition, at the Closing Date, such auditors shall have furnished to the Representatives a letter or letters, dated as of the Closing Date, in form and substance satisfactory to the Representatives, to the effect set forth above.

         (i) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (h) of this Section 5 or
     (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company or the Parent and their respective subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

         (j) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's or the Parent's or any Designated Subsidiary's debt securities or of any subsidiary's financial strength or claims-paying ability by any "nationally recognized statistical rating organization" (as defined for purpose of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

         (k) The Company and the Parent shall have executed and delivered the Indenture in a form and substance reasonably satisfactory to the Representatives.

         (l) Prior to the Closing Date, the Company and the Parent shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

         (m) No Underwriter shall have been advised by either the Company or the Parent or shall have discovered and disclosed to the Company or the Parent that the Registration Statement or the Final Prospectus or any amendment or supplement thereto, contains an untrue statement of fact which in the Representatives' opinion, or in the opinion or counsel to the Underwriters, is material, or omits to state a fact which, in the Representatives' opinion, or in the opinion of counsel to the Underwriters, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         (n) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the over-the-counter market, or trading in any securities of the Parent on any exchange shall have been suspended, the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis,
     (iv) there shall have occurred a material disruption of securities settlement or clearance services or (v) there shall have occurred a material adverse change in general domestic or international economic, political or financial conditions, including, without limitation, as a result of terrorist activities, the effect of which on the financial markets in the United States shall be such, as to make it in the sole judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated in the Final Prospectus.

     If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and the Parent in writing or by telephone or facsimile confirmed in writing.

     The documents required to be delivered by this Section 5 shall be delivered at the office of Davis Polk & Wardwell, counsel for the Underwriters, at 450 Lexington Avenue, New York, New York 10017, on the Closing Date.

     6. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company or the Parent to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company and the Parent, jointly and severally, will reimburse the Underwriters severally through Lehman Brothers Inc. on demand for all reasonable out of pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities, but the Company and the Parent shall not be liable in any event to any of the Underwriters for damages on account of loss of anticipated profits from the sale of the Securities.

     7. INDEMNIFICATION AND CONTRIBUTION. The Company and the Parent, jointly and severally, agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agree to reimburse each such indemnified party, as reasonably incurred, for any legal or other expenses reasonably incurred by them in connection with investigating, defending or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that with respect to any untrue statement or omission of material fact made in any Preliminary Prospectus, the indemnity agreement contained in this Section 7(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (i) the Company or the Parent had previously furnished copies of the Final Prospectus to the Representatives, (ii) delivery of the Final Prospectus was required by the Act to be made to such person, (iii) the untrue statement or omission of a material fact contained in the Preliminary Prospectus was corrected in the Final Prospectus and (iv) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Final Prospectus. This indemnity agreement will be in addition to any liability which the Company or the Parent may otherwise have.

         (b) Each Underwriter severally, but not jointly, agrees to indemnify and hold harmless the Company, the Parent, each of their respective directors, each of their respective officers who signs the Registration Statement, and each person who controls the Company or the Parent within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and the Parent acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities, and, under the heading "Underwriting" or "Plan of Distribution", (i) the sentences related to concessions and reallowances and (ii) the paragraph related to stabilization in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity.

         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
     (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the prejudice by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to a total of one separate counsel (and, if reasonably necessary, one additional local counsel) and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for the indemnified party to employ separate counsel, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, in which case such consent shall not be unreasonably withheld.

         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Parent and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "LOSSES") to which the Company, the Parent and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Parent on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such

     Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Parent and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Parent on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Parent shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company and the Parent on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Parent and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company or the Parent within the meaning of either the Act or the Exchange Act, each officer of the Company or the Parent who shall have signed the Registration Statement and each director of the Company or the Parent shall have the same rights to contribution as the Company or the Parent, as applicable, subject in each case to the applicable terms and conditions of this paragraph (d). The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     8. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for within 24 hours (in the respective proportions which the amount of the Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of the Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase within 24 hours all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Company or the Parent. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Parent and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     9. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company and the Parent prior to delivery of and payment for the Securities, if at any time prior to such time (i) the Company or the Parent shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any of the events described in Sections 5(j) or 5(n) shall have occurred or (iii) if the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement.

     10. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company, the Parent or their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company or the Parent or any of the officers, directors or controlling persons referred to in
Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 4(h), 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

     11. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, mailed or delivered to:

                  c/o Lehman Brothers Inc.
                  745 Seventh Avenue
                  New York, New York 10019
                  Attention: Debt Capital Markets, Financial Institutions Group Fax No.: 646-758-3858

                  with a copy to the General Counsel at such address

         with a copy to:

                  Davis Polk & Wardwell
                  450 Lexington Avenue
                  New York, New York 10017
                  Attention:  Winthrop B. Conrad, Jr. Esq.
                  Fax No.:  212-450-3890

         or, if sent to the Company, mailed or delivered to:

                  370 Church Street
                  Guilford, Connecticut 06437
                  Attention:  Reid Campbell
                  Fax No.: 203-458-0754

         With a copy to:

                  White Mountains Insurance Group, Ltd.
                  80 South Main Street
                  Hanover, New Hampshire 03755-2053
                  Attention:  Robert Seelig
                  Fax No.: 603-643-4592

         If sent to the Parent, mailed or delivered to:

                  80 South Main Street
                  Hanover, New Hampshire 03755-2053
                  Attention:  Robert Seelig
                  Fax No.: 603-643-4592

         and confirmed to it at:

                  12 Church Street, Suite 322
                  Hamilton HM11
                  Bermuda
                  Attention:  Dennis Beaulieu
                  Fax No.:  441-296-9904

     12. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Securities merely because of such purchase.

     13. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

     14. COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

     15. HEADINGS. The section headings used herein are for convenience only and shall not affect the construction hereof.

     16. DEFINITIONS. The terms which follow, when used in this Agreement, shall have the meanings indicated.

         "ACT" shall mean the Securities Act of 1933, as amended.

         "BASIC PROSPECTUS" shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date, as amended on or prior to the date of this Agreement.

         "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or Bermuda.

         "EFFECTIVE DATE" shall mean each date and time that the Registration Statement, any post effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "EXECUTION TIME" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

         "FINAL PROSPECTUS" shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus.

         "PRELIMINARY FINAL PROSPECTUS" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus.

         "PRELIMINARY PROSPECTUS" shall mean any preliminary prospectus referred to in paragraph 1(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

         "REGISTRATION STATEMENT" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

         "RULE 424", "RULE 430A" and "RULE 462" refer to such rules under the Act.

         "RULE 430A INFORMATION" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

         "RULE 462(B) REGISTRATION STATEMENT" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement.

         "TRUST INDENTURE ACT" shall mean the Trust Indenture Act of 1934, as amended.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Parent and the several Underwriters.

                                           Very truly yours,

                                           Fund American Companies, Inc.
                                           By: /s/ David Staples
                                               --------------------------------
                                               Name:  David Staples
                                               Title: Vice President


                                           White Mountains Insurance Group, Ltd.
                                           By: /s/ Dennis Beaulieu
                                               --------------------------------
                                               Name:  Dennis Beaulieu
                                               Title: Secretary & Treasurer

The foregoing Agreement is hereby confirmed and accepted as of the date specified in Schedule I hereto.

      Lehman Brothers Inc.
      Banc of America Securities LLC
      Credit Suisse First Boston LLC

By: Lehman Brothers Inc.
By: /s/ Martin Goldberg
    --------------------------------
    Name:  Martin Goldberg
    Title: Senior Vice President

For themselves and the other several
Underwriters, if any, named in Schedule II to the foregoing Agreement.

                                                                    SCHEDULE I

Underwriting Agreement dated May 14, 2003

Registration Statement No.:         333-73012

Representatives:

         Lehman Brothers Inc.
         Banc of America Securities LLC
         Credit Suisse First Boston LLC

Principal Amount:                      $700,000,000

Public Offering Price:                 99.710% of the principal amount, plus
                                       accrued interest, if any, from May 19,
                                       2003

Purchase price:                        99.060% of the principal amount, plus
                                       accrued interest, if any, from May 19,
                                       2003

Interest rate:                         5.875% per annum

Closing Date, Time and Location:       May 19, 10:00 am (New York City time),
                                       Cravath, Swaine & Moore LLP
                                       Worldwide Plaza
                                       825 Eighth Ave.
                                       New York, NY 10019-7475

Date referred to in Section 4(f) after which the Company may offer or sell debt securities issued or guaranteed by the Company or the Parent without the consent of the Representative(s): 30 days after Closing Date

                                                                   SCHEDULE II


UNDERWRITERS
-------------------------------------------------------------- ------------
Lehman Brothers Inc........................................... $427,000,000
Banc of America Securities LLC................................   87,500,000
Credit Suisse First Boston LLC................................   87,500,000
Banc One Capital Markets, Inc.................................   28,000,000
BNY Capital Markets, Inc......................................   28,000,000
Fleet Securities, Inc.........................................   42,000,000
Total......................................................... $700,000,000
                                                               ============

                                                                  SCHEDULE III

                             DESIGNATED SUBSIDIARIES

OneBeacon Insurance Company
OneBeacon America Insurance Company
The Camden Fire Insurance Association
Homeland Insurance Company of New York
Northern Assurance Company of America
Pennsylvania General Insurance Company
National Farmers Union P&C Company
Folksamerica Reinsurance Company


                                      III-1

                                                                     EXHIBIT A

                                                                  May 19, 2003


                          FUND AMERICAN COMPANIES, INC.
                    $700,000,000 5.875% SENIOR NOTES DUE 2013


Ladies and Gentlemen:

     We have acted as special counsel for Fund American Companies, Inc., a Delaware corporation (the "Company") and White Mountains Insurance Group, Ltd. (the "Guarantor"), in connection with the purchase by the several Underwriters (the "Underwriters") listed in Schedule II to the Underwriting Agreement dated May 14, 2003 (the "Underwriting Agreement"), among Lehman Brothers Inc., Banc of America Securities LLC and Credit Suisse First Boston LLC, as Representatives of the Underwriters, the Company and the Guarantor, of $700,000,000 aggregate principal amount of the Company's 5.875% Senior Notes Due 2013 (the "Senior Notes"), to be issued pursuant to a Senior Indenture dated as of May 19, 2003 (the "Original Indenture") among the Guarantor, the Company and Bank One, National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of May 19, 2003 (the "Supplemental Indenture" and together with the Original Indenture, as so supplemented, the "Indenture").

     In that connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary or appropriate for the purposes of this opinion, including: (a) the Certificate of Incorporation of the Company, as amended; (b) the By-laws of the Company; (c) resolutions adopted by the Board of Directors of the Company on March 6, 2002; (d) the Registration Statement on Form S-3 (Registration No. 333-73012) filed with the Securities and Exchange Commission (the "Commission") on November 8, 2001, (the "Registration Statement"), for registration under the Securities Act of 1933 (the "Securities Act") of $1,000,000,000 aggregate amount of various securities of the Company, to be issued from time to time by the Company and guaranteed by the Guarantor, as amended by Amendment No. 1 thereto filed with the Commission on December 10, 2001; (e) the related Prospectus dated May 14, 2003, filed with the Commission on May 16, 2003 pursuant to Rule 424(b) under the Securities Act (together with the documents incorporated therein by reference, the "Base Prospectus"); (f) the Prospectus Supplement dated May 14, 2003, filed with the Commission pursuant to Rule 424(b) under the Securities Act (together with the Base Prospectus, the "Prospectus"); (g) the Underwriting Agreement; (h) the Indenture; and (i) the form of the Senior Notes. We have also relied upon advice from the Commission that the Registration Statement was declared effective on December 10, 2001.

     Based on the foregoing, we are of opinion as follows:

     1. Based solely on a certificate from the Secretary of State of Delaware, the Company is a corporation validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its businesses as described in the Prospectus.

     2. The Company has the necessary corporate power and authority to enter into and perform its obligations under the Indenture and the Underwriting Agreement and to file the Registration Statement.

     3. The Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act of 1939 and constitutes a legal, valid and binding obligation of the Company and, assuming the due authorization, execution and delivery of the Indenture by the Guarantor, of the Guarantor enforceable against the Company and the Guarantor in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law); and the Senior Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law).

     4. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     5. The filing of the Registration Statement has been duly authorized by the Company.

     6. No authorization, approval or other action by, and no notice to, consent of, order of, or filing with, any United States Federal, New York or, to the extent required under the General Corporation Law of the State of Delaware, Delaware governmental authority or regulatory body is required for the consummation by the Company or the Guarantor of the transactions contemplated by the Underwriting Agreement, except such as have been obtained under the Act or the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Senior Notes by the Underwriters.

     7. None of the issue and sale of the Senior Notes, the consummation of any other of the transactions contemplated by the Underwriting Agreement or the performance of the terms of the Underwriting Agreement (i) will conflict with, result in a breach of, will result in the creation or imposition of any Lien upon any property of the Company or the Guarantor or their respective subsidiaries pursuant to, or constitute a default under, the Certificate of Incorporation or By-laws of the Company, or the terms of any indenture or other agreement or instrument to which the Company, the Guarantor or any of their respective subsidiaries is a party or bound and listed as an exhibit to the Form 10-K for the fiscal year ended December 31, 2002 filed with the Commission on March 31, 2003 or to any filing made with the Commission by the Guarantor or the Company subsequent to the filing of such Form 10-K, or (ii) will contravene any law, rule or regulation of the United States or the State of New York or the General Corporation Law of the State of Delaware. In connection with the foregoing, we point out that certain of the agreements referred to in clause (i) above are or may be governed by laws other than the laws of the State of New York. For purposes of the opinion expressed in this paragraph, however, we have assumed that all such agreements are governed by and would be interpreted in accordance with the laws of the State of New York.

     8. The statements made in the Prospectus under the captions "Description of the Notes" and "Description of Debt Securities" (except for the statements contained in the sections titled "Description of the Notes--Book-Entry; Delivery and Form" and "Description of Debt Securities--Global Securities"), insofar as they purport to constitute summaries of the terms of the Senior Notes, and under the caption "U.S. Federal Income Tax Consequences", insofar as they purport to describe the material tax consequences of an investment in the Senior Notes, fairly summarize the matters therein described.

     9. The Registration Statement became effective upon the Securities Act on December 10, 2001, and thereupon the offering of the Senior Notes as contemplated by the Prospectus became registered under the Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act.

     10. It is not, and immediately after giving effect to the offering and sale of the Senior Notes, it will not be, necessary to register the Guarantor or the Company as an "investment company" under the Investment Company Act of 1940.

     We are admitted to practice in the State of New York, and we express no opinion as to any matters governed by any law other than the law of the State of New York, the General Corporation Law of the State of Delaware and the Federal law of the United States of America. In particular, we do not purport to pass on any matter governed by the laws of Bermuda. We also do not purport to pass on any law, rule or regulation, or any order or decree, having particular applicability to the insurance industry.

     We are furnishing this opinion to you, as Representatives, solely for your benefit and the benefit of the several Underwriters. This opinion may not be relied upon by any other person (including any person that acquires the Senior Notes from the several Underwriters) or for any other purpose or used, circulated, quoted or otherwise referred to for any other purpose.

                                                              Very truly yours,



Lehman Brothers Inc.
Banc of America Securities LLC
Credit Suisse First Boston LLC,
         as representatives of the Underwriters,
                  c/o Lehman Brothers Inc.
                           745 Seventh Avenue
                                    New York, NY 10019

                                                                     EXHIBIT B

19 May, 2003

Lehman Brothers Inc.
                                                  DIRECT LINE: 441-299-4951
Banc of America Securities LLC                    E-MAIL:      emlucas@cdp.bm
Credit Suisse First Boston LLC                    OUR REF:     3233698/corpdoc.
as representatives of the Underwriters            YOUR REF:

C/o Lehman Brothers Inc.
745 Seventh Avenue
New York, NY 10019
USA

Dear Sirs,

WHITE MOUNTAINS INSURANCE GROUP, LTD. (THE "COMPANY")

     We have acted as special Bermuda counsel to the Company in connection with the Company's guarantee of USD$700,000,000 5.875% Senior Notes due 2013 (the "Debt Securities") of Fund American Companies Inc. ("Fund American"). The Debt Securities are described in the prospectus dated May 14, 2003 (the "Prospectus, which term does not include any other documents whether or not specifically incorporated by reference therein or attached as an exhibit of schedule thereto) contained in the registration statement of the Company and Fund American on Form S-3 (Registration No. 333-73012) dated 8 November, 2001, as amended by Amendment No. 1 thereto filed with the U.S. Securities and Exchange Commission on December 10, 2001(the "Registration Statement", which term does not include any other documents whether or not specifically incorporated by reference therein or attached as an exhibit or schedule thereto).

     For the purposes of giving this opinion, we have examined copies of the following Agreements:

         a.   the Prospectus;

         b.   the Registration Statement;

         c. a facsimile copy of an underwriting agreement dated 14 May, 2003 between the Company, Fund American and the Underwriters (such term having herein the same meaning as therein) (the "Underwriting Agreement");

         d. a facsimile copy of an Indenture dated as of 19 May, 2003 (the "Senior Indenture") among the Company, Fund American and Banc One, National Association, as trustee (the "Trustee"); and

Lehman Brothers Inc.
19 May, 2003                                                        C&P
Page 2


         e. a facsimile copy of a first supplement to the Indenture dated as of 19 May, 2003 (the "Supplemental Indenture" and together with the Senior Indenture, the "Indenture") among the Company, Fund American and the Trustee.

     The agreements referred to in paragraphs (c), (d) and (e) above are herein sometimes collectively referred to herein as the "Agreements" (which term does not include any other instrument or agreement whether or not specifically referred to therein or attached as an exhibit or schedule thereto).

     We have also reviewed and have relied upon:

         a. the memorandum of continuance and the bye-laws of the Company certified by an Officer of the Company on 16 May, 2003;

         b. an extract from minutes of a meeting of the board of directors of the Company (the "Board"), containing resolutions adopted by the Board, held on 28 February, 2002;

         c. a Certificate of Compliance under Act issued on 16 May, 2003 by or on behalf of the Registrar of Companies in respect of the Company;

         d. letters of consent from the Bermuda Monetary Authority dated 21 October, 1999 and 22 October, 1999; and

         e. a copy of the Register of Members of the Company as at 31 March, 2003, duly certified to be true and correct by Equiserve Trust Company, N.A., the Registrar and Transfer Agent of the Company.

and such other documents and have made such enquiries as to questions of Bermuda law as we have deemed necessary in order to render the opinions set forth below.

     We have assumed (a) the genuineness and authenticity of all signatures and the conformity to the originals of all copies (whether or not certified) examined by us and the authenticity and completeness of the originals from which such copies were taken; (b) that where a document has been examined by us in draft form, it will be or has been executed in the form of that draft, and where a number of drafts of a document have been

Lehman Brothers Inc.
19 May, 2003                                                        C&P
Page 3

examined by us all changes thereto have been marked or otherwise drawn to our attention, (c) the capacity, power and authority of each of the parties to the Agreements, other than the Company, to enter into and perform its respective obligations under the Agreements; (d) the due execution of the Agreements by each of the parties thereto, other than the Company, and the delivery of the Agreements by each of the parties thereto; (e) the accuracy and completeness of all factual statements and representations made in the Agreements and other documents reviewed by us; (f) that the resolutions contained in the Minutes remain in full force and effect and have not been rescinded, amended or supplemented; (g) that there is no provision of the law of any jurisdiction, other than Bermuda, which would have any implication in relation to the opinions expressed herein; (h) the validity and binding effect under the laws of the State of New York (the "Foreign Laws") of the Agreements; (i) the validity under the Foreign Laws of the submission pursuant to the Agreements to the exclusive jurisdiction of any New York Court, (the "Foreign Courts"); (j) that at the time of entering into the Agreements, and after entering into the Agreements, the Company is and will be able to pay its liabilities as they become due; (k) that none of the parties to the Agreements has carried on or will carry on activities, other than the performance of its obligations under the Agreements, which would constitute the carrying on of investment business in or from within Bermuda and that none of the parties to the Agreements, other than the Company, will perform its obligations under the Agreements in or from within Bermuda.

     Our opinion in paragraph 4 below is subject to the assumption that no selling or purchasing or other trade or business or acts are conducted in or from within Bermuda or elsewhere in connection with the public offering of shares in the Company which would violate Bermuda laws pertaining to restrictions on the activities in Bermuda of persons not being local companies or entities or Bermudians and pertaining to Bermuda foreign exchange control restrictions on non-Bermuda dollars and non-Bermuda dollar investments by persons deemed to be resident for Bermuda exchange control purposes.

     Our opinion in paragraph 5(b) below is based solely on our review of the Register.

     The obligations of the Company under the Agreements (a) will be subject to the laws from time to time in effect relating to bankruptcy, insolvency, liquidation, possessory liens, rights of set-off, amalgamation, reorganization, moratorium or any other laws or legal procedures, whether of a similar nature or otherwise, generally affecting the rights of creditors, (b) will be subject to statutory limitation of the time within which proceedings may be brought, (c) will be subject to general principles of equity and, as such, specific performance and injunctive relief, being equitable remedies, may not be available, (d) may not be given effect to by a Bermuda court, whether or not it was applying the Foreign Laws, if and to the extent they constitute the payment of an amount

Lehman Brothers Inc.
19 May, 2003                                                        C&P
Page 4


which is in the nature of a penalty and not in the nature of liquidated damages. Notwithstanding any contractual submission to the jurisdiction of specific courts, a Bermuda court has inherent discretion to stay or allow proceedings in the Bermuda courts.

     We express no opinion as to the enforceability of any provision of the Agreements which provides for the payment of a specified rate of interest on the amount of a judgment after the date of judgment or which purports to fetter the statutory powers of the Company (Section 501(5) of the Senior Indenture does not constitute such fetter).

     We have made no investigation of and express no opinion in relation to the laws of any jurisdiction other than Bermuda. This opinion is to be governed by and construed in accordance with the laws of Bermuda and is limited to and is given on the basis of the current law and practice in Bermuda. This opinion is issued solely for your benefit, with respect to matters referred to herein, and is not to be relied upon by any other person, firm or entity or in respect of any other matter without our written consent.

     On the basis of and subject to the foregoing, we are of the opinion that:

     1. The Company is duly incorporated and existing under the laws of Bermuda as an exempted company (as defined in Section 127 of the Act) and is in good standing (meaning that it has not failed to make any required filing with any Bermuda government authority or to pay any Bermuda government fee or tax, which would make it liable to be struck off the register of companies and thereby cease to exist under the laws of Bermuda), with corporate power and authority to own its properties and conduct its business as described under the caption "Business" in the Prospectus.

     2. The Company has the necessary corporate power and authority to enter into and perform its obligations under the Agreements and to execute and file the Registration Statement. The execution and delivery of the Agreements by the Company and the performance by the Company of its obligations thereunder will not violate the memorandum of continuance or bye-laws of the Company nor any applicable law, regulation, order or decree in Bermuda.

     3. The Company has taken all corporate action required to authorize its execution, delivery and performance of the Agreements and the execution and filing of the Registration Statement. The Agreements have been duly executed by or on behalf of the Company and constitute the valid and

Lehman Brothers Inc.
19 May, 2003                                                        C&P
Page 5


         binding obligations of the Company enforceable in accordance with their respective terms.

     4. No order, consent, approval, licence, authorization or validation of or exemption by any government or public body or authority of Bermuda or any sub-division thereof is required to authorize or is required in connection with the execution, delivery, performance and enforcement of the Agreements, except such as have been duly obtained in accordance with Bermuda law and which are in full force and effect.

     5. (a) The authorized capital of the Company is as set forth in the Prospectus.

         (b) All of the issued share capital of the Company at 31 March, 2003 was validly issued, and such shares of the Company were fully paid and non-assessable (meaning that no further sums are required to be paid by the holders thereof in connection with the issue thereof).

     6. There are no Bermuda stamp duty, transfer or similar taxes payable in respect of the Agreements. The Agreements are not subject to ad valorem stamp duty in Bermuda, and no registration, documentary, recording, transfer or other similar tax, fee or charge by any Bermuda government authority is payable in connection with the execution, delivery, filing, registration or performance of the Agreements.

     7. There is no capital gains, income or other tax of Bermuda imposed by withholding or otherwise on any payment to be made to or by the Company pursuant to the Agreements.

     8. The Company is not entitled to any immunity under the laws of Bermuda, whether characterised as sovereign immunity or otherwise, from any legal proceedings to enforce the Agreements in respect of itself or its property.

     9. It is not necessary or desirable to ensure the enforceability in Bermuda of the Agreements that they be registered in any register kept by, or filed with, any governmental authority or regulatory body in Bermuda.

     10. The Company is not registered as an insurer under the Insurance Act, 1978 of Bermuda (the "Insurance Act") and is therefore not required to comply with the requirements of the Insurance Act applicable to registered insurers by virtue of their registration under the Insurance Act.

Lehman Brothers Inc.
19 May, 2003                                                        C&P
Page 6


     11. All statements made in the Prospectus with respect to statutes, regulations, and other laws of Bermuda fairly and accurately present the information set forth therein.

     12. The Company's agreement to the choice of law provisions set forth in
         Section 13 of the Underwriting Agreement is a valid choice of law and would be recognised and given effect to in any action brought before a court of competent jurisdiction in Bermuda except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of Bermuda.

     13. The courts of Bermuda would recognise as a valid judgment, a final and conclusive judgment in personam obtained in the federal courts of New York against the Company based upon the Agreements under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment, (b) such courts did not contravene the rules of natural justice of Bermuda, (c) such judgment was not obtained by fraud, (d) the enforcement of the judgment would not be contrary to the public policy of Bermuda, (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of Bermuda and (f) there is due compliance with the correct procedures under the laws of Bermuda.

Yours faithfully,



CONYERS DILL & PEARMAN

                                                                     EXHIBIT C

                                                                  May 19, 2003


                          FUND AMERICAN COMPANIES, INC.
                    $700,000,000 5.875% SENIOR NOTES DUE 2013

Ladies and Gentlemen:

     We have acted as special counsel for Fund American Companies, Inc., a Delaware corporation (the "Company") and White Mountains Insurance Group, Ltd. (the "Guarantor"), in connection with the purchase by the several Underwriters (the "Underwriters") listed in Schedule II to the Underwriting Agreement dated May 14, 2003 (the "Underwriting Agreement"), among Lehman Brothers Inc., Banc of America Securities LLC and Credit Suisse First Boston LLC, as Representatives of the Underwriters, the Company and the Guarantor, of $700,000,000 aggregate principal amount of the Company's 5.875% Senior Notes Due 2013 (the "Senior Notes"), to be issued pursuant to a Senior Indenture dated as of May 19, 2003 (the "Original Indenture") among the Guarantor, the Company and Bank One, National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of May 19, 2003 (the "Supplemental Indenture" and together with the Original Indenture, as so supplemented, the "Indenture").

     In that capacity, we participated in conferences with certain officers of, and with the accountants and foreign counsel for, the Company and the Guarantor, and with representatives of and counsel for the Representatives concerning the preparation of the Prospectus Supplement dated May 14, 2003 (together with the related Base Prospectus (as defined herein), the "Prospectus"), relating to the Senior Notes, filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b) of the General Rules and Regulations under the Securities Act of 1933 (the "Securities Act"). The Prospectus was filed as part of the Registration Statement on Form S-3 (Registration No. 333-73012) filed with the Commission on November 8, 2001 for registration under the Securities Act of $1,000,000,000 aggregate amount of various securities of the Company, to be issued from time to time by the Company and guaranteed by the Guarantor, as amended by Amendment No. 1 thereto filed with the Commission on December 10, 2001 (the "Registration Statement"), which Registration Statement includes a prospectus dated May 14, 2003 filed with the Commission on May 16, 2003 pursuant to Rule 424(b) under the Securities Act (together with the documents incorporated therein by reference, the "Base Prospectus"). The documents incorporated by reference in the Registration Statement and Prospectus were prepared and filed by the Company without our participation.

     Although we have made certain inquiries and investigations in connection with the preparation of the Registration Statement and the Prospectus, the limitations inherent in the role of outside counsel are such that we cannot and do not assume responsibility for the accuracy or completeness of the statements made in the Registration Statement and Prospectus, except insofar as such statements relate to us and except to the extent set forth in paragraph (8) of our opinion to you dated the date hereof. Subject to the foregoing, we confirm to you, on the basis of information gained in the course of the performance of the services rendered above that, the Registration Statement at the time it was deemed to be amended, and the Prospectus, as of the date of the Prospectus Supplement and as of the date hereof (in each case except the financial statements and other information of a statistical, accounting or financial nature included therein, as to which we do not express any view), appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations thereunder. Furthermore, subject to the foregoing, we hereby advise you that our work in connection with this matter did not disclose any information that gave us reason to believe that the Registration Statement at the time the Registration Statement was deemed to be amended, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of the Prospectus Supplement and at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case except for the financial statements and other information of a statistical, accounting or financial nature included therein, as to which we do not express any view).

     We are furnishing this letter to you, as Representatives, solely for the benefit of the several Underwriters in order to assist the several Underwriters in establishing appropriate defenses under applicable securities laws. This letter may not be relied upon by any other person (including any person that acquires the Senior Notes from the several Underwriters) or for any other purpose or used, circulated, quoted or otherwise referred to for any other purpose.

                                                 Very truly yours,


Lehman Brothers Inc.
Banc of America Securities LLC
Credit Suisse First Boston LLC,
         as representatives of the Underwriters,
                  c/o Lehman Brothers Inc.
                           745 Seventh Avenue
                                    New York, NY 10019

                                                                     EXHIBIT D

                                                                  May 19, 2003

Lehman Brothers Inc.
Banc of America Securities LLC
Credit Suisse First Boston LLC
as representatives of the Underwriters
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, NY 10019

Re:      OFFERING OF $700,000,000 5.875% SENIOR NOTES DUE 2013
         -----------------------------------------------------

Ladies and Gentlemen:

     I am issuing this letter in my capacity as Vice President and General Counsel of White Mountains Insurance Group, Ltd., a company existing under the laws of Bermuda (the "Company"), in response to the requirement in Section 5(c) of the Underwriting Agreement, dated May 14, 2003 (the "Underwriting Agreement"), among Fund American Companies, Inc. (the "Issuer") and the Company, as Guarantor, on the one hand, and Lehman Brothers Inc., Banc of America Securities LLC and Credit Suisse First Boston LLC as representatives of the Underwriters on the other hand (herein referred to as "you"), relating to $700,000,000 aggregate principal amount of the Issuer's 5.875% Senior Notes due 2013 (the "Senior Notes"). Every term which is defined in the Underwriting Agreement and which is not given a different meaning in this letter has the same meaning whenever it is used in this letter as the meaning it is given in the Underwriting Agreement.

     In connection with the preparation of this letter, I have, among other things, read:

     (a) the Registration Statement on Form S-3 (Registration No. 333-73012) filed with the Securities and Exchange Commission (the "Commission") on November 8, 2001, for registration under the Securities Act of 1933 (the "Securities Act") of $1,000,000,000 aggregate amount of various securities of the Fund American Companies, Inc., to be issued from time to time by the Fund American Companies, Inc. and guaranteed by the Company, as amended by Amendment No. 1 thereto filed with the Commission on December 10, 2001 (the "Registration Statement");

     (b) The prospectus supplement and prospectus dated May 14, 2003, filed with the Securities and Exchange Commission on May 16, 2003 (together with the Registration Statement, the "Prospectus");

     (c) an executed original of the Underwriting Agreement; and

     (d) a certified copy of resolutions adopted by the Board of Directors of the Company on March 6, 2002.

     Subject to the assumptions, qualifications and limitations that are identified in this letter, I am of opinion as follows:

     1. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction, within the United States, in which the ownership or leasing of its properties or the conduct of its business requires such qualification, other than jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

     2. To my knowledge, (a) there are not any pending or threatened actions, suits or proceedings before any United States or New York court or governmental agency or authority or any arbitrator against the Issuer or the Company of a character required to be disclosed in the Registration Statement or Prospectus which is not adequately disclosed as required, and (b) there is no contract, indenture, mortgage, loan agreement, note, lease or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required.

     3. None of the issue and sale of the Senior Notes, the consummation of any other of the transactions contemplated by the Underwriting Agreement or the performance of the terms of the Underwriting Agreement will contravene, to my knowledge, any order or decree of any United States or New York court or government agency or instrumentality.

     4. The documents incorporated by reference in the Prospectus, when they were filed, complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable.

     I make no representation that I have independently verified the accuracy, completeness or fairness of the Prospectus or that the actions taken in connection with the preparation of the Prospectus (including the actions described in the next paragraph) were sufficient to cause the Prospectus to be accurate, complete or fair. I am not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the Prospectus.

     I have assumed for purposes of this letter: (i) each document I have reviewed for purposes of this letter is accurate and complete; (ii) each such document that is an original is authentic; (iii) each such document that is a copy conforms to an authentic original; and (iv) all signatures on each such document are genuine. I have also assumed that you have acted in good faith and without notice of any fact which has caused you to reach any conclusions contrary to any of the advice provided in this letter.

     In preparing this letter, I have relied without independent verification upon: (i) information contained in certificates obtained from governmental authorities; (ii) factual information represented to be true in the Underwriting Agreement and the Prospectus; (iii) factual information provided to me by the Company; and (iv) factual information I have obtained from such other sources as I have deemed reasonable in light of the matters set out in this opinion. For purposes of numbered paragraph 1, I have relied exclusively upon certificates issued by governmental authorities in the relevant jurisdictions and such opinion is not intended to provide any conclusion or assurance beyond that conveyed by those certificates. In rendering my opinion set forth in paragraphs 2 and 3, I did not review or survey any court dockets or the files of any governmental agency.

     I confirm that I do not have knowledge that has caused me to conclude that my reliance and assumptions cited in the two immediately preceding paragraphs are unwarranted. Whenever this letter provides advice about (or based upon) my knowledge of any particular information or about any information which has or has not come to my attention, such advice is based entirely on my knowledge at the time this letter is delivered on the date it bears.

     I am admitted to practice in the State of New York, and I express no opinion as to any matters governed by any law other than the law of the State of New York, the General Corporation Law of the State of Delaware and the Federal law of the United States of America. In particular, I do not purport to pass on any matter governed by the laws of Bermuda.

     I am furnishing this opinion to you, as Representatives, solely for your benefit and the benefit of the several Underwriters. This opinion may not be relied upon by any other person (including any person that acquires the Senior Notes from the several Underwriters) or for any other purpose or used, circulated, quoted or otherwise referred to for any other purpose.

                                   Sincerely,


                                   Robert Seelig
                                   Vice President and General Counsel
                                   White Mountains Insurance Group, Ltd.

                                                                     EXHIBIT E

                                                                  May 19, 2003

Lehman Brothers Inc.
Banc of America Securities LLC
Credit Suisse First Boston LLC
as representatives of the Underwriters
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, NY 10019

Re:      OFFERING OF $700,000,000 5.875% SENIOR NOTES DUE 2013
         -----------------------------------------------------

Ladies and Gentlemen:

     I am issuing this letter in my capacity as Senior Vice President and General Counsel for OneBeacon Insurance Company, a Pennsylvania corporation, in response to the requirement in Section 5(d) of the Underwriting Agreement, dated May 14, 2003 (the "Underwriting Agreement"), among Fund American Companies, Inc. and White Mountains Insurance Group, Ltd. (the "Company"), as Guarantor, on the one hand, and Lehman Brothers Inc., Banc of America Securities LLC and Credit Suisse First Boston LLC as representatives of the Underwriters on the other hand (herein referred to as "you"). Every term which is defined in the Underwriting Agreement and which is not given a different meaning in this letter has the same meaning whenever it is used in this letter as the meaning it is given in the Underwriting Agreement. For the purposes of this opinion, the companies listed at Schedule I are referred to as the "Group Companies".

     In connection with the preparation of this letter, I have, among other things, read:

     (a) the Registration Statement on Form S-3 (Registration No. 333-73012) filed with the Securities and Exchange Commission (the "Commission") on November 8, 2001, for registration under the Securities Act of 1933 (the "Securities Act") of $1,000,000,000 aggregate amount of various securities of the Fund American Companies, Inc., to be issued from time to time by the Fund American Companies, Inc. and guaranteed by the Company, as amended by Amendment No. 1 thereto filed with the Commission on December 10, 2001 (the "Registration Statement");

     (b) The prospectus supplement and prospectus dated May 14, 2003, filed with the Securities and Exchange Commission May 16, 2003 (together with the Registration Statement, the "Prospectus");

     (c) the Company's Annual Report on Form 10 K/A for the year ended December 31, 2002 (the "Annual Report");

     (d) an executed original of the Underwriting Agreement; and

     (e) a certified copy of resolutions adopted by the Board of Directors of the Company on March 6, 2002.

     Subject to the assumptions, qualifications and limitations that are identified in this letter, I am of opinion as follows:

     1. Each Group Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, other than to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

     2. Each Group Company is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and conduct their business as described in the Prospectus, other than to the extent that the failure to be so validly existing and in good standing or to have such corporate power and authority would not, individually or in the aggregate, have a Material Adverse Effect.

     3. To my knowledge, after reasonable inquiry, there are no pending or threatened legal or governmental proceedings against any Group Company except for those matters disclosed in the Prospectus which, if determined adversely would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     4. The execution, delivery and performance of the Underwriting Agreement
(a) will not conflict with, result in a breach of, constitute a default or create any charge, encumbrance or lien under the terms of any agreement or instrument to which a Group Company is a party or bound other than to the extent that the conflict, breach or default would not have a Material Adverse Effect and (b) will not contravene the certificate of incorporation or by-laws of any Group Company.

     5. No authorization, approval or other action by, and no notice to, consent of, order of, or filing with any state governmental authority or regulatory body is required to be made by any of the Group Companies for the consummation of the transactions contemplated by the Underwriting Agreement, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the notes by the Underwriters.

     6. The statements made in the Annual Report under the caption "Business-Regulation" and in the prospectus supplement under the caption "Business-OneBeacon-Terrorism", insofar as it purports to describe the regulatory environment applicable to any of the Group Companies, fairly summarize in all material respects the matters therein described.

     I make no representation that I have independently verified the accuracy, completeness or fairness of the Prospectus or that the actions taken in connection with the preparation of the Prospectus (including the actions described in the next paragraph) were sufficient to cause the Prospectus to be accurate, complete or fair. I am not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the Prospectus.

     I have assumed for purposes of this letter: (i) each document I have reviewed for purposes of this letter is accurate and complete; (ii) each such document that is an original is authentic; (iii) each such document that is a copy conforms to an authentic original; and (iv) all signatures on each such document are genuine. I have also assumed that you have acted in good faith and without notice of any fact which has caused you to reach any conclusions contrary to any of the advice provided in this letter.

     In preparing this letter, I have relied without independent verification upon: (i) information contained in certificates obtained from governmental authorities; (ii) factual information represented to be true in the Underwriting Agreement and the Prospectus; (iii) factual information provided to me by the Company; and (iv) factual information I have obtained from such other sources as I have deemed reasonable in light of the matters set out in this opinion. For purposes of numbered paragraphs 1 and 2, I have relied exclusively upon certificates issued by governmental authorities in the relevant jurisdictions and such opinion is not intended to provide any conclusion or assurance beyond that conveyed by those certificates. In rendering my opinion set forth in paragraph 3, I did not review or survey any court dockets or the files of any governmental agency.

     I confirm that I do not have knowledge that has caused me to conclude that my reliance and assumptions cited in the two immediately preceding paragraphs are unwarranted. Whenever this letter provides advice about (or based upon) my knowledge of any particular information or about any information which has or has not come to my attention, such advice is based entirely on my knowledge at the time this letter is delivered on the date it bears.

     This letter speaks as of the time of its delivery on the date it bears. I do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which I did not have knowledge at that time, by reason of any change subsequent to that time in any law other governmental requirement or interpretation thereof covered by any of my opinions or advice, or for any other reason. I am admitted to the Bar in the State of Massachusetts. For purposes of rendering this opinion, I assume that no relevant difference exists between the laws of the State of Massachusetts and the laws that may govern the sale of the notes or the Prospectus.

     This letter may be relied upon by the Underwriters only for the purpose served by the provision in the Underwriting Agreement cited in the initial paragraph of this letter in response to which it has been delivered. Without my written consent: (i) no person other than the Underwriters may rely on this letter for any purpose; (ii) this letter may not be cited or quoted in any financial statement, offering circular, private placement circular or other document; (iii) this letter may not be cited or quoted in any other document or communication which might encourage reliance upon this letter by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this letter may not be furnished to anyone for purposes of encouraging such reliance.

                                          Sincerely,


                                          Roger M. Singer
                                          Senior Vice President
                                          and General Counsel
                                          OneBeacon Insurance Company

                                                                    SCHEDULE I

1.        A.W.G. Dewar, Inc.
2.        American Central Insurance Company
3.        American Employers' Insurance Company
4.        Beacon Advertising Corporation
5.        CU Lloyd's of Texas
6.        General Assurance Company
7.        Homeland Central Insurance Company
8.        Homeland Insurance Company of New York
9.        Houston General Insurance Company
10.       Houston General Lloyds
11.       National Farmers Union Property and Casualty Company
12.       National Farmers Union Standard Insurance Company
13.       OneBeacon America Insurance Company
14.       OneBeacon Asset Management, Inc.
15.       OneBeacon Finance Corporation
16.       OneBeacon Insurance Company
17.       OneBeacon Investors Co. #15
18.       OneBeacon Investors Co. #16
19.       OneBeacon Investors Co. #18
20.       OneBeacon Investors Co. #21
21.       OneBeacon Leasing, Inc.
22.       OneBeacon Lloyd's Inc.
23.       OneBeacon Midwest Insurance Company
24.       OneBeacon Risk Management, Inc.
25.       OneBeacon Services Corporation
26.       Pennsylvania General Insurance Company
27.       PG Insurance Company of New York

28.       Potomac Insurance Company
29.       Potomac Insurance Company of Illinois
30.       TCH Insurance Agency, Inc.
31.       The Camden Fire Insurance Association
32.       The Northern Assurance Company of America
33.       Traders & General Insurance Company
34.       Traders & Pacific Insurance Company
35.       United Security Insurance Company
36.       Western States Insurance Company
37.       York Insurance Company of Maine

                                                                     EXHIBIT F

                                                                  May 19, 2003

Lehman Brothers Inc.
Banc of America Securities LLC
Credit Suisse First Boston LLC
as representatives of the Underwriters
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, NY 10019

Re:      OFFERING OF $700,000,000 5.875% SENIOR NOTES DUE 2013
         -----------------------------------------------------

Ladies and Gentlemen:

     I am issuing this letter in my capacity as Executive Vice President, General Counsel & Secretary for Folksamerica Holding Company, Inc. a New York corporation, in response to the requirement in Section 5(e) of the Underwriting Agreement, dated May 14, 2003 (the "Underwriting Agreement"), among, Fund American Companies, Inc. and White Mountains Insurance Group, Ltd. (the "Company"), as Guarantor, on the one hand, and Lehman Brothers Inc., Banc of America Securities LLC and Credit Suisse First Boston LLC as representatives of the Underwriters on the other hand (herein referred to as "you"). Every term which is defined in the Underwriting Agreement and which is not given a different meaning in this letter has the same meaning whenever it is used in this letter as the meaning it is given in the Underwriting Agreement. For the purposes of this opinion, the companies listed at Schedule I are referred to as the "Group Companies".

     In connection with the preparation of this letter, I have, among other things, read:

     (a) the Registration Statement on Form S-3 (Registration No. 333-73012) filed with the Securities and Exchange Commission (the "Commission") on November 8, 2001, for registration under the Securities Act of 1933 (the "Securities Act") of $1,000,000,000 aggregate amount of various securities of the Fund American Companies, Inc., to be issued from time to time by the Fund American Companies, Inc. and guaranteed by the Company, as amended by Amendment No. 1 thereto filed with the Commission on December 10, 2001 (the "Registration Statement");

     (b) The prospectus supplement and prospectus dated May 14, 2003, filed with the Securities and Exchange Commission on May 16, 2003 (together with the Registration Statement, the "Prospectus");

     (c) the Company's Annual Report on Form 10 K/A for the year ended December 31, 2002 (the "Annual Report");

     (d) an executed original of the Underwriting Agreement; and

     (e) a certified copy of resolutions adopted by the Board of Directors of the Company on March 6, 2002.

     Subject to the assumptions, qualifications and limitations that are identified in this letter, I am of opinion as follows:

     1. Each Group Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, other than to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

     2. Each Group Company is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and conduct their business as described in the Prospectus, other than to the extent that the failure to be so validly existing and in good standing or to have such corporate power and authority would not, individually or in the aggregate, have a Material Adverse Effect.

     3. To my knowledge, after reasonable inquiry, there are no pending or threatened legal or governmental proceedings against any Group Company except for those matters disclosed in the Prospectus which, if determined adversely would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     4. The execution, delivery and performance of the Underwriting Agreement
(a) will not conflict with, result in a breach of, constitute a default or create any charge, encumbrance or lien under the terms of any agreement or instrument to which a Group Company is a party or bound other than to the extent that the conflict, breach or default would not have a Material Adverse Effect and (b) will not contravene the certificate of incorporation or by-laws of any Group Company.

     5. No authorization, approval or other action by, and no notice to, consent of, order of, or filing with any state governmental authority or regulatory body is required to be made by any of the Group Companies for the consummation of the transactions contemplated by the Underwriting Agreement, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the notes by the Underwriters.

     6. The statements made in the Annual Report under the caption "Business-Regulation", insofar as it purports to describe the regulatory environment applicable to any of the Group Companies, fairly summarize in all material respects the matters therein described.

     I make no representation that I have independently verified the accuracy, completeness or fairness of the Prospectus or that the actions taken in connection with the preparation of the Prospectus (including the actions described in the next paragraph) were sufficient to cause the Prospectus to be accurate, complete or fair. I am not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the Prospectus.

     I have assumed for purposes of this letter: (i) each document I have reviewed for purposes of this letter is accurate and complete; (ii) each such document that is an original is authentic; (iii) each such document that is a copy conforms to an authentic original; and (iv) all signatures on each such document are genuine. I have also assumed that you have acted in good faith and without notice of any fact which has caused you to reach any conclusions contrary to any of the advice provided in this letter.

     In preparing this letter, I have relied without independent verification upon: (i) information contained in certificates obtained from governmental authorities; (ii) factual information represented to be true in the Underwriting Agreement and the Prospectus; (iii) factual information provided to me by the Company; and (iv) factual information I have obtained from such other sources as I have deemed reasonable in light of the matters set out in this opinion. For purposes of numbered paragraphs 1 and 2, I have relied exclusively upon certificates issued by governmental authorities in the relevant jurisdictions and such opinion is not intended to provide any conclusion or assurance beyond that conveyed by those certificates. In rendering my opinion set forth in paragraph 3, I did not review or survey any court dockets or the files of any governmental agency.

     I confirm that I do not have knowledge that has caused me to conclude that my reliance and assumptions cited in the two immediately preceding paragraphs are unwarranted. Whenever this letter provides advice about (or based upon) my knowledge of any particular information or about any information which has or has not come to my attention, such advice is based entirely on my knowledge at the time this letter is delivered on the date it bears.

     This letter speaks as of the time of its delivery on the date it bears. I do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which I did not have knowledge at that time, by reason of any change subsequent to that time in any law other governmental requirement or interpretation thereof covered by any of my opinions or advice, or for any other reason. I am admitted to the Bar in the States of New Jersey and Pennsylvania. For purposes of rendering this opinion, I assume that no relevant difference exists between the laws of the States of New Jersey or Pennsylvania and the laws that may govern the sale of the notes or the Prospectus.

     This letter may be relied upon by the Underwriters only for the purpose served by the provision in the Underwriting Agreement cited in the initial paragraph of this letter in response to which it has been delivered. Without my written consent: (i) no person other than the Underwriters may rely on this letter for any purpose; (ii) this letter may not be cited or quoted in any financial statement, offering circular, private placement circular or other document; (iii) this letter may not be cited or quoted in any other document or communication which might encourage reliance upon this letter by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this letter may not be furnished to anyone for purposes of encouraging such reliance.

                                        Sincerely,


                                        Donald A. Emeigh, Jr.
                                        Executive Vice President
                                        General Counsel & Secretary
                                        Folksamerica Holding Company, Inc.

                                                                    SCHEDULE I

--- ---------------------------------------------------------------------------
1.  American Centennial Insurance Company
--- ---------------------------------------------------------------------------
2.  British Insurance Company of Cayman
--- ---------------------------------------------------------------------------
3.  C F Insurance Company
--- ---------------------------------------------------------------------------
4.  Esurance, Inc.
--- ---------------------------------------------------------------------------
5.  Folksamerica Holding Company, Inc.
--- ---------------------------------------------------------------------------
6.  Folksamerica Reinsurance Company
--- ---------------------------------------------------------------------------
7.  Folksamerica Specialty Underwriting Inc.
--- ---------------------------------------------------------------------------
8.  IA Management Company
--- ---------------------------------------------------------------------------
9.  Imperial Casualty & Indemnity Co.
--- ---------------------------------------------------------------------------
10. International American Management Company
--- ---------------------------------------------------------------------------
11. National Credit Plan Corp.
--- ---------------------------------------------------------------------------
12. Peninsula Indemnity Company
--- ---------------------------------------------------------------------------
13. Peninsula Insurance Company
--- ---------------------------------------------------------------------------